SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant                               [X]
Filed by a Party other than the Registrant            [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or Section.240-
      14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               Franklin Gold Fund
                (Name of Registrant as Specified In Its Charter)

                               Franklin Gold Fund
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:

     (5)   Total fee paid:

[ ]   Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:



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                                                              Important Reminder

                               FRANKLIN GOLD FUND
                            777 MARINERS ISLAND BLVD.
                               SAN MATEO CA 94404

                         Special Meeting of Shareholders
                      To be held on Tuesday, March 14, 2000

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders for the Franklin Gold Fund scheduled to take place on TUESDAY, MARCH 14, 2000. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote so that we have the opinions from a majority of the shareholders of the Fund. PLEASE TAKE A FEW MOMENTS TO CAST YOUR VOTE. If you do not plan to attend the Meeting, your vote must be received by Monday, March 13, 2000 to allow us to properly tabulate the results for the Meeting scheduled on Tuesday, March 14, 2000.

To make it easy for you to vote - and as the Meeting will be held shortly -- we have set up a toll-free telephone number, Internet voting, as well as a toll free fax line by which you can quickly and easily exercise your right to vote. Please utilize the mail option only if the above-mentioned are not available, since there is no guarantee your vote will be received in time for the Meeting.

Please take a few moments to vote now by utilizing one of the following options:

    1. BY PHONE:    FOR AUTOMATED PHONE VOTING, call 1-800-597-7836, available
                    24 hours a day. Enter the 14 digit control number located on your card and follow the prompts. If you would like to speak with a live representative, call 1-800-606-0538.
                    Representatives are available to take your vote Monday through Friday between 9 a.m. and 11 p.m. and Saturday
                    12 p.m. to 6 p.m. eastern time. Please have your proxy card available at the time of the call.

    2. BY INTERNET: Visit HTTPS://VOTE.PROXY-DIRECT.COM and enter the 14-digit control number located on your proxy card.

    3. BY FAX:      Complete the enclosed proxy card and fax it to us toll-free at 1-800-733-1885, any time.

    4. BY MAIL:     Complete the enclosed proxy card and return it in the
                    enclosed postage-paid envelope. Please use this option only if the above methods are unavailable, as we may not receive your executed proxy by March 14, 2000.


                  REMEMBER, YOUR PROXY VOTE COUNTS. VOTE TODAY!


Please take the time to vote your shares in order to reduce the need for additional solicitation efforts or costly meeting adjournments. Thank you for your prompt attention.